Exhibit 99.2
February 2025 Fourth Quarter 2024 Investor Presentation Ashford Lane | Atlanta, GA

2 © CTO Realty Growth, Inc. | ctoreit.com $496M $690M $919M $946M $1.3B 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 2.5M 2.7M 3.7M 3.7M 4.7M 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 Highlights Portfolio Square Feet Enterprise Value As of December 31, 2024 1. Inclusive of $104.0 million of structured investments in 2024 26% Square feet year-over-year growth $331mm Investment activity 1 33% Total enterprise value year-over-year growth $231 Implied property value per square foot ~452,000 Square feet of leasing activity 23% Comparable leasing spread 81% ABR from Georgia, Texas, Florida & North Carolina ~203,000 Portfolio 5-mile population 6.3x Net Debt to Pro Forma Adjusted EBITDA – down from 7.6x prior year 4% Same-Property NOI year-over-year growth FY 2024 Highlights

3 © CTO Realty Growth, Inc. | ctoreit.com Company Highlights Unless otherwise noted, metrics are as of December 31, 2024, and reflect a $19.71 per share common stock price for CTO 1. Calculated assuming the Convertible Notes are redeemed with cash 2. Investment and disposition activity includes both properties and structured investments West Broad Village Glen Allen, VA 4.7M Square Feet 81% Of Portfolio ABR from Georgia, Texas, Florida & North Carolina 7.7% Implied Cap Rate 1 7.7% Annualized Dividend Yield 10.8x 2025 Core FFO Multiple at Guidance Midpoint $0.4 billion Total Disposition Activity in Past 5 Years 2 $1.3 billion Total Acquisition Activity in Past 5 Years 2 $512M Net Debt Outstanding $118M Series A Preferred $1.3B Enterprise Value $624M Equity Market Cap Shopping center REIT focused on open-air centers in fast growing MSAs in the Southeast and Southwest

4 © CTO Realty Growth, Inc. | ctoreit.com Portfolio by Asset Type 23% Grocery-Anchored Retail 28% Lifestyle 43% Power Center As of December 31, 2024 Percentages based on ABR. Excludes 6% of ABR from other assets comprised of mixed-use asset, single tenant retail & single tenant office ▪ Tenants are becoming increasingly agnostic to center formats and more focused on the quality of the real estate ▪ Recent examples of shop tenants signing leases in power centers include Sephora, Ulta Beauty, Bath & Body Works, Soma, Kay Jeweler ▪ Average asset size is 204,000 square feet and 24 acres ▪ Strong 5-mile demographics: ▪ Population of 203,000 ▪ Average household income of $143,000 Madison Yards | Atlanta, GA The Shops at Legacy | Plano, TX Marketplace at Seminole | Sanford, FL

5 © CTO Realty Growth, Inc. | ctoreit.com Rank Industry SF (000s) ABR % 1 Casual Dining 370 15% 2 Off-Price Retail 568 8% 3 Financial Services 291 8% 4 Entertainment 296 8% 5 Beauty & Cosmetics 188 6% 6 Healthcare Services 168 6% 7 Apparel 214 6% 8 Specialty Retail 206 5% 9 Fast Casual Restaurant 110 5% 10 Grocery 217 5% 11 Sporting Goods 289 4% 12 Home Furnishings 229 4% 13 Consumer Electronics 153 3% 14 Health & Fitness 153 2% 15 Crafts & Novelties 159 2% Top 15 3,611 87% Industry Composition As of December 31, 2024 ABR includes the effect on non-cash straight line rent The Collection at Forsyth Cumming, GA

Investment Strategy


Ashford Lane | Atlanta, GA

Focused on Multi-Tenant Assets in the Southeast & Southwest U.S.	▪ Retail assets with grocery, lifestyle or community-oriented retail component ▪ Located in higher growth MSAs within the Southeast and Southwest U.S. ▪ Strong, current in-place yields


The Exchange at Gwinnett | Buford, GA

Below Market Land Basis and Rent Basis	▪ Implied property value per square foot is $231, a discount to replacement cost ▪ Average property is ~24 acres & ~204,000 square feet ▪ Below market rents: historical cash spreads on new leases averaged 48% from 2022 through 2024


The Collection at Forsyth | Cumming, GA

Active Asset Management	▪ Team aggressively targets lease-up of existing vacancy and/or repositioning upside, generating value creation opportunities ▪ Signed not opened pipeline is now $5.2 million, or ~6%, of in-place cash rent ▪ Year to date, executed ~452,000 square feet of new and renewal leases bringing the Company's leased occupancy to 93.4%


Beaver Creek Crossings | Apex, NC


The Shops at Legacy North | Plano, TX

Alternative Investments Provide High Yields	▪ $107 million commercial loans and investments portfolio secured by real estate with the same general fundamentals as our property investments [1] ▪ CTO seeded and externally manages Alpine Income Property Trust (NYSE: PINE), a pure-place net lease REIT, which generates ~$7.0 million of annual income from management fees and dividends through CTO's $39.7 million investment [2]

1. Also includes commercial loans secured by the borrower's pledge of its ownership interest in an entity that owns real estate
2. Q4 2024 annualized metrics comprised of $4.4 million of management fee income and $2.6 million of dividend income

© CTO Realty Growth, Inc. | ctoreit.com
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7 © CTO Realty Growth, Inc. | ctoreit.com Strong Leasing Execution As of December 31, 2024 1. Excludes newly leased units that were acquired as vacant. Anchors Small Shops Legacy Club 7 2024 # of Leases Signed 70 Square Feet New Leases 200,637 Renewals, Options & Extensions 251,664 Total Square Feet Executed 452,301 % of Portfolio Square Feet as of 12/31/24 10% Comparable Cash Spread1 New Leases1 75% Renewals, Options & Extensions 5% Blended 23% Occupancy Current Occupancy 90.3% Leased Occupancy 93.4% Spread 310 bps Strong tenant demand demonstrated by leasing growth 233k SF 219k SF Recently Executed Leases

8 © CTO Realty Growth, Inc. | ctoreit.com Mark-to-Market Opportunity From Recent/Expected Store Closings Previous / Existing Tenant Property SF Market Vacated Conn’s Carolina Pavilion 42,375 Charlotte, NC American Freight Carolina Pavilion 35,000 Charlotte, NC Big Lots Marketplace at Seminole 33,893 Orlando, FL Expected to Vacate 1 Party City Crossroads Town Center 12,000 Phoenix, AZ Party City Marketplace at Seminole 11,700 Orlando, FL Party City Millenia Crossing 13,769 Orlando, FL JOANN Plaza At Rockwall 15,000 Dallas, TX JOANN Price Plaza 33,890 Houston, TX JOANN Carolina Pavilion 23,500 Charlotte, NC Re-Leased Big Lots Carolina Pavilion 33,685 Charlotte, NC Total 254,812 Rapidly making progress to maximize the mark-to-market re-leasing opportunity to generate NOI growth As of December 31, 2024 1. Leases have not been rejected by tenants; CTO is actively trying to acquire leases where we have better opportunities 2. Inclusive of landlord work, tenant improvement allowances, and leasing commissions $9–12M Capex 2 $2.8M previous/existing in-place base rent 40–60% estimated leasing spread $4–4.5M estimated new base rent Expect rent to commence for new tenants over the course of 2026 Executed LOIs for a majority of the spaces from new tenants One executed lease

9 © CTO Realty Growth, Inc. | ctoreit.com Signed-Not-Open (SNO) Schedule As of 2/18/2025 unless otherwise noted. Adjusts for any SNO leases that will be backfilling boxes inhabited as of 12/31/2024. 1. ABR Recognition Timing represents the percent of rent within the SNO pipeline that is expected to actually be recognized within each respective period 2. As of 12/31/2024 SNO pipeline delivers tailwinds from executed leasing commencing in 2025 with full recognition starting in Jan 2026 ABR Recognition Timing1 $5.2M cash base rent $25.91 SNO cash rent PSF 34% cash rent PSF premium to in-place cash rent PSF 5.7% of in-place cash rent 52% cash base rent from anchor tenants 310 bps leased-to-occupied spread 2 17% 56% 100% 1H 2025 2H 2025 1H 2026 ABR Recognition Timing

10 © CTO Realty Growth, Inc. | ctoreit.com Lake Brandon Village • Tampa, FL • 102,000 sf • $14.16 ABR / sf • 100% occupancy • Closed August 2024 Recent Acquisitions As of 12/31/2024 unless otherwise noted. 1. Purchase price and cap rate includes purchase of the separate parcels at West Broad Village and The Exchange at Gwinnett. The basis is calculated based on the 5 property acquisitions shown. Carolina Pavilion • Charlotte, NC • 686,000 sf • $10.77 ABR / sf • 84% occupancy • Closed August 2024 l Millenia Crossing • Orlando, FL • 100,000 sf • $24.44 ABR / sf • 96% occupancy • Closed August 2024 Granada Plaza • Tampa, FL • 74,000 sf • $15.85 ABR / sf • 95% occupancy • Closed December 2024 • Orlando, FL • 315,000 sf • $18.27 ABR / sf • 87% occupancy • Closed March 2024 Marketplace at Seminole $226.7M Property acquisitions 8.2% Blended cap rate $174 / sf Basis – below replacement cost FY 2024 Highlights1

11 © CTO Realty Growth, Inc. | ctoreit.com Recent Structured Investment – Whole Foods, Atlanta, GA Origination of $40.2 Million First Mortgage Loan for Whole Foods Market Anchored Development ▪ Strategic investment expected to benefit The Collection at Forsyth ▪ Located on 35 acres neighboring CTO’s 561,000 SF shopping center - The Collection at Forsyth ▪ Planned development is for 80,000 SF of retail anchored by a 35,500 SF Whole Foods Market ▪ Loan provides for up to $40.2 million off borrowings with an initial term of 30 months and an initial fixed interest rate of 12.15% ▪ CTO has a right of first refusal to purchase the new retail center ▪ Closed November 7, 2024 with $3.2 million funded at close and $4.1 million in total funded through December 31, 2024 10 Acres Development – Lease Opportunity ▪ Since the announcement of the new Whole Foods location adjacent to our 10 acres of land, we have received strong leasing interest ▪ Currently in discussions with anchor tenant to add an amenity / draw to the Collection at Forsyth Transaction Highlights The Collection at Forsyth | Cumming, GA The Collection at Forsyth + Adjacent 10 Acres

12 © CTO Realty Growth, Inc. | ctoreit.com Fast Growing Retail-Focused Portfolio in the Southeast/Southwest All values are as of year-end for their respective years, unless otherwise noted. 1. In 2019, PINE completed it’s IPO with a portfolio contributed from CTO. It is also the year CTO changed its investment strategy to focus on multi-tenant, retail-focused properties largely located in CTO’s newly defined target markets. 20191 2024 Number of Properties 34 23 Total Portfolio Square Feet 1.8M 4.7M Location Various Southeast & Southwest Annualized Base Rent $27.6M $92.7M % of ABR from Multi-Tenant 28% Multi-Tenant 94% Multi-Tenant % of ABR from Retail & Mixed-Use 60% Retail & Mixed-Use 96% Retail & Mixed-Use % of ABR from Grocery-Anchored Properties 4% Grocery 23% Grocery Value of PINE Shares & Units $32.4M $39.7M as of December 31, 2024 Madison Yards | Atlanta, GA Beaver Creek Crossings | Apex, NC Strong Population Growth & Job Growth • Favorable Tax Status & Business Environment Ashford Land | Atlanta, GA

13 © CTO Realty Growth, Inc. | ctoreit.com 94% % of ABR from ULI’s Top 30 Markets 1 High-Quality Demographics Percentages listed based on GAAP Annualized Base Rent for the Company’s portfolio as of December 31, 2024. Any differences a result of rounding. 1. Source: Esri; Portfolio average weighted by the Annualized Base Rent of each property. Rank Market Properties SF % ABR 1 Atlanta, GA 4 1,098 32% 2 Dallas, TX 2 684 12% 3 Richmond, VA 1 392 10% 4 Orlando, FL 3 443 10% 5 Charlotte, NC 1 686 8% 6 Jacksonville, FL 1 211 6% 7 Raleigh, NC 1 322 5% 8 Phoenix, AZ 1 222 5% 9 Albuquerque, NM 1 210 4% 10 Houston, TX 1 201 4% 11 Tampa, FL 2 176 3% 12 Daytona, FL 5 42 2% Total 23 4,687 100% Denotes a MSA with over one million people Bold denotes a Top 30 ULI Market % of Annualized Base Rent By State © GeoNames, Microsoft, TomTom Powered by Bing > 25% 10% - 25% < 10% 203,000 Portfolio 5-Mile Population1 $143,000 Portfolio Average 5-Mile Household Income1

14 © CTO Realty Growth, Inc. | ctoreit.com 6.9% 12.2% 10.9% 20.9% 10.0% 7.5% 8.6% 23.0% Lease Rollover Schedule As of December 31, 2024 1. Percent of ABR from tenants or the parents of a tenant. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC) % of ABR Expiring Annual Contractual Rent Increases 38% No Contractual Rent Increases In Current Lease Term 40% Non-Annual Contractual Rent Increases 22% of Leases Have Contractual Rent Increases 60% 43% Lease Rollover Schedule % ABR from tenants that are publicly-traded 1 39% % of ABR from tenants that are credit-rated 1 21% % of ABR from tenants that are investment-grade rated 1

15 © CTO Realty Growth, Inc. | ctoreit.com Tenant Overview Rank Tenant Credit Rating1 Leases SF (000s) ABR % 1 AMC CCC+ 3 174 5% 2 Fidelity A+ 2 218 5% 3 Ross/dd's Discount BBB+ 6 164 2% 4 Best Buy BBB+ 3 112 2% 5 Publix NR 2 99 2% 6 Southern University NR 1 60 2% 7 Whole Foods Market AA- 1 60 2% 8 TJ Maxx/HomeGoods/Marshalls A 5 153 2% 9 Nordstrom Rack BB 2 78 1% 10 Dick's Sporting Goods BBB 2 95 1% 11 Darden Restaurants BBB 3 25 1% 12 Harkins Theatres NR 1 56 1% 13 Floor & Decor BB 1 75 1% 14 Petsmart B+ 3 63 1% 15 Landshark Bar & Grill NR 1 6 1% 16 DSW Shoe Warehouse NR 3 54 1% 17 JOANN Fabrics & Crafts NR 3 72 1% 18 Sprouts NR 2 47 1% 19 Burlington BB+ 2 58 1% 20 Hobby Lobby NR 1 55 1% Top 20 47 1,724 34% As of December 31, 2024 ABR includes the effect on non-cash straight line rent 1. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). Anchor & Small Shop Composition % of ABR Tenant Type % of ABR Anchor 48% Small Shop 52% Single Tenant 6% Multi-Tenant 94% Denotes grocery

16 © CTO Realty Growth, Inc. | ctoreit.com Structured Investments Portfolio Exchange at Gwinnett Buford, GA Property Market Type Current Maturity Current Yield Current Face Amount Rivana Herndon, VA Washington, D.C. Land Development First Mortgage September 2026 11.00% $42.0 Watters Creek at Montgomery Farm Allen, TX Grocery-Anchored Retail Preferred Equity April 2025 9.00% $30.0 Founders Square Dallas, TX Office First Mortgage March 2026 8.75% $15.0 Series A Preferred Investment 1 New York, NY Las Vegas, NV Entertainment Real Estate Preferred Equity NA 14.00% $10.0 Hypoluxo Lake Worth, FL Land Development First Mortgage June 2025 11.00% $5.6 Whole Foods Atlanta, GA Grocery-Anchored Retail First Mortgage May 2027 12.15% $4.1 Other Daytona, FL Retail Promissory Note May 2033 7.00% $0.4 Total Structured Investments 10.4% $107.2 As of December 31, 2024. $s in millions 1. The Series A Preferred Investment is not redeemable prior to July 11, 2029, except upon the occurrence of certain specified events

17 © CTO Realty Growth, Inc. | ctoreit.com © GeoNames, Microsoft, TomTom Powered by Bing PINE Company Profile 1. Calculated using annualized Q4 2024 income 2. Based on PINE’s $16.79 per share common stock price as of December 31, 2024 Dividend Yield2 6.7% Implied Cap Rate 8.1% Number of Properties 134 Number of States with a Property 35 Total Portfolio Square Feet 3.9M Annualized Base Rent $44.3M % of ABR from Investment Grade Rated Tenants 51% % of ABR from Credit-Rated Tenants 84% Q4 2024 Annualized Income Management Fee Income Dividend Income $4.4M $2.6M Diversified Geographic Footprint High-Quality Top Tenancy 14.8% CTO’s Ownership Interest in Alpine Income Property Trust $39.7 Million CTO’s Investment in Alpine Income Property Trust1 % of Annualized Base Rent By State as of December 31, 2024 (2.36 million shares and units at $16.79 share price) >9% 5% - 9% < 5% Alpine Income Property Trust (NYSE: PINE) generates ~$7.0 million1 of annual income for CTO

18 © CTO Realty Growth, Inc. | ctoreit.com $51 $83 $100 $187 $100 2025 2026 2027 2028 2029 Unsecured Secured Revolving Credit Facility Balance Sheet Exchange at Gwinnett Buford, GA As of December 31, 2024 1. 2028 reflects $87 million outstanding under the Company’s $300 million senior unsecured revolving credit facility; the Company’s senior unsecured revolving credit facility matures in January 2027 and includes a one-year extension option to January 2028, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option. 2. Interest rates are comprised of Daily or Term SOFR plus 10 bps and a pricing spread based on leverage as defined in the related credit agreement. Fixed rates reflect SOFR swaps, see the latest Form 10-Q and 10-K for more details regarding our SOFR swaps. Fixed/Float Weighted Average Rate Loan Maturity Principal 2025 Convertible Notes Fixed 3.88% Apr 2025 $51 Price Plaza Mortgage Fixed 4.06% Aug 2026 18 2026 Term Loan2 Fixed 2.62% Mar 2026 65 Credit Facility2 Fixed 5.20% Jan 2027 50 Credit Facility2 Floating 5.84% Jan 2027 37 2027 Term Loan2 Fixed 2.70% Jan 2027 100 2028 Term Loan2 Fixed 5.08% Jan 2028 100 2029 Term Loan2 Fixed 4.58% Sep 2029 100 Total /Average 4.13% $521 Debt Maturities – As of December 31, 20241 $222M liquidity 41% net debt to total enterprise value (TEV) 6.3x net debt to pro forma adjusted EBITDA $213M undrawn revolving credit facility commitments1

19 © CTO Realty Growth, Inc. | ctoreit.com 18.7x 15.7x 15.4x 13.0x 12.7x 12.6x 12.3x 10.8x 3.1% 3.9% 3.2% 3.8% 5.1% 4.1% 4.3% 7.7% – 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% – 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x 20.0x AKR FRT UE WSR AAT BRX KRG CTO 2025E Core FFO Multiple Peer Average: 2025E Core FFO Multiple Peer Average: Annualized Dividend Yield Annualized Dividend Yield Attractive Valuation and Compelling Dividend Yield As of December 31, 2024 All dividend yields and 2025E Core FFO multiples are based on the closing stock price on December 31, 2024, using current annualized dividends and 2025E Core FFO per share estimates per FactSet as of 2/14/2025. CTO 2024E Core FFO is based on the mid-point of 2025 Guidance. Higher dividend yield and lower multiple relative to its peers Peer Averages 2025E Core FFO Multiple: 14.3x Annualized Dividend Yield: 3.9% Ashford Lane Atlanta, GA

20 © CTO Realty Growth, Inc. | ctoreit.com 5-Year Total Return – CTO Outperformance RMS 2 : 23% Peers 1 : 31% CTO: 81% As of December 31, 2024 Data from S&P Capital IQ, includes dividends 1. Peers include AAT, AKR, BRX, FRT, KIM, KRG, UE & WSR 2. The RMS does not include CTO as of December 31, 2024 (75.0%) (50.0%) (25.0%) 0.0% 25.0% 50.0% 75.0% 100.0% Dec-19 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22 Dec-22 Jun-23 Dec-23 Jun-24 Dec-24 CTO RMS Select Peers 20 © CTO Realty Growth, Inc. | ctoreit.com

21 © CTO Realty Growth, Inc. | ctoreit.com 2025 Guidance Exchange at Gwinnett Buford, GA $ and shares outstanding in millions, except per share data. 1. See reconciliation of our 2025 Core FFO and AFFO guidance to Net Income Attributable to the Company, per diluted share, in our Earnings Release on page 8. 2. Includes the effects of bad debt expense, occupancy loss and costs associated with tenants in bankruptcy and/or tenant lease defaults. Before potential impact from income producing acquisitions and dispositions. Low High Core FFO Per Diluted Share1 $1.80 − $1.86 AFFO Per Diluted Share1 $1.93 − $1.98 The Company’s estimated Core FFO per diluted share and AFFO per diluted share for 2025 is as follows: The Company’s 2025 guidance includes but is not limited to the following assumptions: Low High Same-Property NOI Growth2 ~1.0% General and Administrative Expenses $17.5 Million − $18.0 Million Investments $100 Million − $200 Million Target Initial Investment Cash Yield 8.00% − 8.50%

22 © CTO Realty Growth, Inc. | ctoreit.com Experienced Management Team Exchange at Gwinnett Buford, GA Yonder Yoga John P. Albright President & Chief Executive Officer ▪ Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary ▪ Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Philip R. Mays Senior Vice President, Chief Financial Officer & Treasurer ▪ Former Chief Financial Officer & Treasurer of Shadowbox Studios; EVP, Chief Financial Officer & Treasurer of Cedar Realty; and Vice President and Chief Accounting Officer of Federal Realty (NYSE: FRT) Steven R. Greathouse Senior Vice President & Chief Investment Officer ▪ Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI) Lisa M. Vorakoun Senior Vice President & Chief Accounting Officer ▪ Former Assistant Finance Director of the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Matt J. Trau Vice President, Investments ▪ Former Senior Director of Transactions at ShopCore Properties; Senior Associate of Transactions at DDR Corp (currently Site Centers NYSE: SITC) Alexander M. Gordon Vice President, Leasing & Investments ▪ Former Senior Associate, Brokerage & Retail Advisory Services at CBRE (NYSE: CBRE)

23 © CTO Realty Growth, Inc. | ctoreit.com Corporate Responsibility Exchange at Gwinnett Buford, GA Yonder Yoga Fully committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. Social Responsibility Inclusive and Supportive Company Culture ▪ Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach ▪ Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community Corporate Governance ▪ Independent Chairman of the Board and 5 of 6 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Board oversees risk assessment/management, with oversight for specific areas of risk delegated to Board committees ▪ Stock ownership requirements for all Executive Management and Directors ▪ Prohibition against hedging and pledging CTO Realty Growth stock ▪ Robust policies and procedures for approval of related party transactions ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy

24 © CTO Realty Growth, Inc. | ctoreit.com Environmental Responsibility Yonder Yoga Over the past ten years, CTO has planted approximately 170,000 pine trees in Florida and has restored over 700 acres of former industrial timberland. These 170,000 trees absorb more than 1,000 tons of carbon each year. Environmental Responsibility Committed Focus & Targeted Investment ▪ Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices. Notable achievements: o Formed a conservation mitigation bank on approximately 2,500 acres of land, resulting in the land being barred from development permanently preserved o Invested in LED lighting, recycling and waste reduction strategies, programmable thermostats, energy management systems in our office and/or at our owned properties o Conveyed over 11,000 acres of land to the State of Florida to significantly enlarge the neighboring Tiger Bay State Forest Tenant Alignment ▪ Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices

25 © CTO Realty Growth, Inc. | ctoreit.com Forward Looking Statements & Non-GAAP Financial Measures Forward Looking Statements Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, distress in the banking sector, global supply chain disruptions, and ongoing geopolitical war; credit risk associated with the Company investing in structured investments; the ultimate geographic spread, severity and duration of pandemics such as the COVID-19 Pandemic and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of PINE; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update the information contained in this presentation to reflect subsequently occurring events or circumstances. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma Adjusted EBITDA”), and Same-Property Net Operating Income (“Same-Property NOI”), each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, AFFO, Pro Forma Adjusted EBITDA, and Same-Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, subsurface sales, investment securities, and land sales, in addition to the mark-to-market of the Company’s investment securities and interest related to the 2025 Convertible Senior Notes, if the effect is dilutive.

26 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures Non-GAAP Financial Measures (continued) To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above- and below-market lease related intangibles, and other unforecastable market- or transaction-driven non-cash items, as well as adding back the interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, non-cash compensation, and other non-cash amortization. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma Adjusted EBITDA, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and certain adjustments to reconciliation estimates related to reimbursable revenue for recently acquired properties, and other non-cash income or expense. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, subsurface sales, investment securities, and land sales, in addition to the mark-to-market of the Company’s investment securities. Cash interest expense is also excluded from Pro Forma Adjusted EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. To derive Same-Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and certain adjustments to reconciliation estimates related to reimbursable revenue for recently acquired properties, and other non-cash income or expense. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, real estate operations revenues and direct cost of revenues, management fee income, and interest income from commercial loans and investments are also excluded from Same-Property NOI. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loans and investments in accordance with GAAP is also used in lieu of the interest income equivalent. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma Adjusted EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. We use Same-Property NOI to compare the operating performance of our assets between periods. It is an accepted and important measurement used by management, investors and analysts because it includes all property-level revenues from the Company’s properties, less operating and maintenance expenses, real estate taxes and other property-specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods. Same-Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company’s properties. FFO, Core FFO, AFFO, Pro Forma Adjusted EBITDA, and Same-Property NOI may not be comparable to similarly titled measures employed by other companies.

27 © CTO Realty Growth, Inc. | ctoreit.com References References and terms used in this presentation that are in addition to terms defined in the Non-GAAP Financial Measures include: ▪ This presentation was published on February 21, 2025. ▪ All information is as of December 31, 2024, unless otherwise noted. ▪ Any calculation differences are assumed to be a result of rounding. ▪ “2025 Guidance” in this presentation is based on the 2025 Guidance provided in the Company’s Fourth Quarter 2024 Operating Results press release filed on February 21, 2025. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE. ▪ “Annualized Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on the current portfolio and represent straight-line rent calculated in accordance with GAAP. ▪ “Annualized Cash Base Rent”, “Cash ABR” and the statistics based on Cash ABR are calculated based on the current portfolio and represent the annualized cash base rent calculated in accordance with GAAP due from the tenants at a specific point in time. ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”). The Company defines an Investment Grade Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners of Baa3, BBB-, or NAIC-2 or higher. If applicable, in the event of a split rating between S&P Global Ratings and Moody’s Investors Services, the Company utilizes the higher of the two ratings as its reference point as to whether a tenant is defined as an Investment Grade Rated Tenant. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain the Company’s qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2,362,475 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price as of the referenced period on the respective slide. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. ▪ “Net Debt” is calculated as total long-term debt as presented on the face of the balance sheet; plus financing costs, net of accumulated amortization and unamortized convertible debt discount; less cash, restricted cash and cash equivalents. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt.

Consolidated Statements of Operations

CTO Realty Growth, Inc.

(Quarterly metrics are unaudited, in thousands, except share, per share and dividend data)

	Three Months Ended		Year Ended	
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Revenues				
Income Properties	$ 31,562	$ 26,290	$ 110,591	$ 96,663
Management Fee Income	1,230	1,094	4,590	4,388
Interest Income From Commercial Loans and Investments	2,950	1,119	7,357	4,084
Real Estate Operations	–	1,382	1,981	3,984
Total Revenues	35,742	29,885	124,519	109,119
Direct Cost of Revenues				
Income Properties	(9,155)	(7,572)	(31,785)	(28,455)
Real Estate Operations	–	(847)	(1,437)	(1,723)
Total Direct Cost of Revenues	(9,155)	(8,419)	(33,222)	(30,178)
General and Administrative Expenses	(4,519)	(3,756)	(16,269)	(14,249)
Provision for Impairment	(23)	(148)	(676)	(1,556)
Depreciation and Amortization	(29,348)	(11,359)	(65,049)	(44,173)
Total Operating Expenses	(43,045)	(23,682)	(115,216)	(90,156)
Gain on Disposition of Assets	–	3,978	8,308	7,543
Other Gain	–	3,978	8,308	7,543
Total Operating Income (Loss)	(7,303)	10,181	17,611	26,506
Investment and Other Income (Loss)	(2,595)	3,283	2,606	1,987
Interest Expense	(5,756)	(6,198)	(22,521)	(22,359)
Income (Loss) Before Income Tax Benefit (Expense)	(15,654)	7,266	(2,304)	6,134
Income Tax Benefit (Expense)	437	(229)	339	(604)
Net Income (Loss) Attributable to the Company	(15,217)	7,037	(1,965)	5,530
Distributions to Preferred Stockholders	(1,878)	(1,187)	(6,814)	(4,772)
Net Income (Loss) Attributable to Common Stockholders	$ (17,095)	$ 5,850	$ (8,779)	$ 758
Per Share Information:				
Basic and Diluted Net Income (Loss) Attributable to Common Stockholders	$ (0.56)	$ 0.26	$ (0.35)	$ 0.03
Diluted Net Income (Loss) Attributable to Common Stockholders	$ (0.56)	$ 0.25	$ (0.35)	$ 0.03
Weighted Average Number of Common Shares				
Basic	30,603,089	22,440,404	25,361,379	22,529,703
Diluted	30,703,941	25,876,738	25,401,176	22,529,703
Dividends Declared and Paid - Preferred Stock	$ 0.40	$ 0.40	$ 1.59	$ 1.59
Dividends Declared and Paid - Common Stock	$ 0.38	$ 0.38	$ 1.52	$ 1.52

© CTO Realty Growth, Inc. | ctoreit.com

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Non-GAAP Financial Measures

CTO REALTY GROWTH

CTO Realty Growth, Inc.

(Unaudited, in thousands, except share and per share)

	Three Months Ended		Year Ended	
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net Income (Loss) Attributable to the Company	$ (15,217)	$ 7,037	$ (1,965)	$ 5,530
Add Back: Effect of Dilutive Interest Related to 2025 Notes [1]	–	539	–	–
Net Income (Loss) Attributable to the Company, If-Converted	$ (15,217)	$ 7,576	$ (1,965)	$ 5,530
Depreciation and Amortization of Real Estate	29,331	11,338	64,981	44,107
Gain on Disposition of Assets, Net of Tax	–	(3,978)	(8,308)	(7,543)
Gain on Disposition of Other Assets	(354)	(533)	(904)	(2,272)
Provision for Impairment	23	148	676	1,556
Realized and Unrealized Loss (Gain) on Investment Securities	3,331	(1,974)	463	3,689
Extinguishment of Contingent Obligation	–	(515)	–	(2,815)
Funds from Operations	$ 17,114	$ 12,062	$ 54,943	$ 42,252
Distributions to Preferred Stockholders	(1,878)	(1,187)	(6,814)	(4,772)
Funds From Operations Attributable to Common Stockholders	$ 15,236	$ 10,875	$ 48,129	$ 37,480
Amortization of Intangibles to Lease Income	(1,084)	510	(254)	2,303
Less: Effect of Dilutive Interest Related to 2025 Notes [1]	–	(539)	–	–
Core Funds From Operations Attributable to Common Stockholders	$ 14,152	$ 10,846	$ 47,875	$ 39,783
Adjustments:				
Straight-Line Rent Adjustment	(169)	(240)	(1,681)	(1,159)
COVID-19 Rent Repayments	–	–	–	46
Other Depreciation and Amortization	(3)	1	(13)	(91)
Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest	203	185	955	821
Non-Cash Compensation	750	871	3,637	3,673
Adjusted Funds From Operations Attributable to Common Stockholders	$ 14,933	$ 11,663	$ 50,773	$ 43,073
FFO Attributable to Common Stockholders per Common Share - Diluted [1]	$ 0.50	$ 0.42	$ 1.89	$ 1.66
Core FFO Attributable to Common Stockholders per Common Share - Diluted [1]	$ 0.46	$ 0.48	$ 1.88	$ 1.77
AFFO Attributable to Common Stockholders per Common Share - Diluted [1]	$ 0.49	$ 0.52	$ 2.00	$ 1.91

1. For the three months ended December 31, 2024, and the years ended December 31, 2024 and 2023, interest related to the 2025 Convertible Senior Notes was excluded from net income (loss) attributable to the Company to derive FFO, as the impact to net income (loss) attributable to common stockholders would be anti-dilutive. Further, the weighted average shares used to compute per share amounts for FFO Attributable to Common Stockholders per Common Share - Diluted, Core FFO Attributable to Common Stockholders per Common Share - Diluted, and AFFO Attributable to Common Stockholders per Common Share - Diluted do not reflect any dilution related to the ultimate settlement of the 2025 Convertible Senior Notes. For the three months ended December 31, 2023, interest related to the 2025 Convertible Senior Notes was added back to net income attributable to the Company to derive FFO, as the impact to net income attributable to common stockholders was dilutive.

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Same-Property NOI Reconciliation

CTO Realty Growth, Inc.
(Unaudited, in thousands)

	Three Months Ended		Year Ended	
	December 31, 2024	**December 31, 2023**	**December 31, 2024**	**December 31, 2023**
Net Income (Loss) Attributable to the Company	$ (15,217)	$ 7,037	$ (1,965)	$ 5,530
Gain on Disposition of Assets, Net of Tax	–	(3,978)	(8,308)	(7,543)
Provision for Impairment	23	148	676	1,556
Depreciation and Amortization	29,348	11,359	65,049	44,173
Amortization of Intangibles to Lease Income	1,084	(510)	254	(2,303)
Straight-Line Rent Adjustment	169	240	1,681	1,159
COVID-19 Rent Repayments	–	–	–	(46)
Accretion of Tenant Contribution	13	14	52	128
Interest Expense	5,756	6,198	22,521	22,359
General and Administrative Expenses	4,519	3,756	16,269	14,249
Investment and Other Income	2,595	(3,283)	(2,606)	(1,987)
Income Tax Benefit (Expense)	(437)	229	(339)	604
Real Estate Operations Revenues	–	(1,382)	(1,981)	(3,984)
Real Estate Operations Direct Cost of Revenues	–	847	1,437	1,723
Management Fee Income	(1,230)	(1,094)	(4,590)	(4,388)
Interest Income From Commercial Loans and Investments	(2,950)	(1,119)	(7,357)	(4,084)
Other Non-Recurring Items [(1)]	(255)	–	(1,507)	–
Less: Impact of Properties Not Owned for the Full Reporting Period	(6,315)	(1,363)	(18,845)	(9,023)
Same-Property NOI	$ 17,103	$ 17,099	$ 60,441	$ 58,123

1. Includes non-recurring items including termination fees, forfeitures of tenant security deposits, and certain adjustments to estimates related to recently acquired property CAM reconciliations.

© CTO Realty Growth, Inc. | ctoreit.com
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31 © CTO Realty Growth, Inc. | ctoreit.com Three Months Ended December 31, 2024 Net Loss Attributable to the Company $ (15,217) Depreciation and Amortization of Real Estate 29,331 Gain on Disposition of Other Assets, Net of Tax (354) Provision for Impairment 23 Unrealized Gain on Investment Securities 3,331 Distributions to Preferred Stockholders (1,878) Amortization of Intangibles to Lease Income (1,084) Straight-Line Rent Adjustment (169) Other Depreciation and Amortization (3) Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest 203 Non-Cash Compensation 750 Other Non-Recurring Items (1) (255) Interest Expense, Net of Amortization of Loan Costs and Discount on Convertible Debt 5,440 Adjusted EBITDA $ 20,118 Annualized Adjusted EBITDA $ 80,472 Pro Forma Annualized Impact of Current Quarter Investments and Dispositions, Net (2) 1,009 Pro Forma Adjusted EBITDA $ 81,481 Total Long-Term Debt $ 518,993 Financing Costs, Net of Accumulated Amortization 1,796 Unamortized Convertible Debt Discount 45 Cash and Cash Equivalents (9,017) Net Debt $ 511,817 Net Debt to Pro Forma Adjusted EBITDA 6.3 x Net Debt to Pro Forma Adjusted EBITDA 1. Includes non-recurring items including termination fees, forfeitures of tenant security deposits, and certain adjustments to estimates related to recently acquired property CAM reconciliations. 2. Reflects the pro forma annualized impact on Annualized Adjusted EBITDA of the Company’s investments and disposition activity during the three months ended December 31, 2024. CTO Realty Growth, Inc. (Unaudited, in thousands)

Investor Inquiries: Philip R. Mays, Chief Financial Officer, (407) 904-3324, pmays@ctoreit.com Ashford Lane | Atlanta, GA